Rule 497(e)

File Nos. 333-72042 and 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-5776 - PremierSolutions Cornerstone
333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6776 - Premier InnovationsSM
333-151805	HV-6778 - Premier InnovationsSM (Series II)

Supplement dated January 20, 2022, to your Prospectus

FUND NAME CHANGE

Effective February 15, 2022, the following name change will be made to your Prospectus:

Current Name	New Name
Pioneer Global Equity Fund	Pioneer Global Sustainable Equity Fund

As a result of this change, all references to the Current Name in your Prospectus will be deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.